UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2022

WESTERN MAGNESIUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-56323	61-1934413
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

8180 Greensboro Drive, Suite 720

McLean, Virginia 22102

(Address of principal executive offices)

(Registrant’s telephone number, including area code: (571) 378-0762

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Prior independent registered public accounting firm

On May 20, 2022, the Board of Directors (the “Board”) of Western Magnesium Corporation (the “Company”) accepted and approved the resignation of its independent registered public accounting firm Dale Matheson Carr-Hilton LaBonte LLP (“Dale Matheson”). Dale Matheson audited the Company’s financial statements for the fiscal years ended October 31, 2021 and 2020.

The reports of Dale Matheson on the Company’s financial statements for the fiscal years ended October 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope, or accounting principles, except that both such reports raised substantial doubts on the Company’s ability to continue as a going concern as a result of its continued losses from operations and accumulated shareholder deficit.

During the Company’s two most recent fiscal years and through the date of resignation, (a) the Company had no disagreements with Dale Matheson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement if not resolved to the satisfaction of Dale Matheson would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements and (b) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Dale Matheson with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that the firm furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Item 4.01 of the Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. Pursuant to the Company’s request, Dale Matheson has provided the letter filed with this Current Report on Form 8-K as Exhibit 16.1.

(b) New independent registered public accounting firm

On May 20, 2022, the Company’s Board of Directors ratified and approved the engagement of WithumSmith+Brown, PC (“WithumSmith”) as the Company’s independent registered public accounting firm and WithumSmith effective as of May 20, 2022. During the Company’s two most recent fiscal years ended October 31, 2021 and 2020 and from November 1, 2021 through May 19, 2022, neither the Company nor anyone on its behalf consulted WithumSmith regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that WithumSmith concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable event as defined in Regulation S-K, Item 304(a)(1)(iv) and Item 304(a)(1)(v).

Item 9.01 Financial Statements and Exhibits.

(d)	The following exhibits are filed with this Current Report:

Exhibit No.	Description
16.1	Letter of Dale Matheson Carr-Hilton LaBonte LLP dated May 18, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN MAGNESIUM CORPORATION

Dated: May 24, 2022	By:	/s/ Robert Ramsey Hamady
Robert Ramsey Hamady
Chief Financial Officer